Exhibit 4.2


                                                                EXECUTION COPY




==============================================================================







                     AMENDED AND RESTATED TRUST AGREEMENT






                                    between

                             USAA ACCEPTANCE, LLC

                                 as Depositor

                                      and

                WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION

                               as Owner Trustee











                         Dated as of November 22, 2005







==============================================================================


                                             Table of Contents
                                                                                                      Page
                                                                                                      ----

                                                 ARTICLE I

                                           DEFINITIONS AND USAGE


                                                 ARTICLE II

                                         ORGANIZATION OF THE TRUST

SECTION 2.1.    Name.....................................................................................1
SECTION 2.2.    Offices..................................................................................1
SECTION 2.3.    Purposes and Powers......................................................................1
SECTION 2.4.    Appointment of Owner Trustee.............................................................2
SECTION 2.5.    Capital Contribution of Owner Trust Estate...............................................2
SECTION 2.6.    Declaration of Trust.....................................................................2
SECTION 2.7.    Liability of the Depositor and the Certificateholders....................................3
SECTION 2.8.    Title to Trust Property..................................................................3
SECTION 2.9.    Situs of Trust...........................................................................3
SECTION 2.10.   Representations and Warranties of the Depositor..........................................3
SECTION 2.11.   Federal Income Tax Matters...............................................................4

                                                ARTICLE III

                                TRUST CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.1.    Initial Beneficial Ownership.............................................................5
SECTION 3.2.    The Certificates.........................................................................5
SECTION 3.3.    Authentication of Certificates...........................................................6
SECTION 3.4.    Registration of Certificates; Transfer and Exchange of Certificates......................6
SECTION 3.5.    Mutilated, Destroyed, Lost or Stolen Certificates........................................8
SECTION 3.6.    Persons Deemed Owners of Certificates....................................................8
SECTION 3.7.    Access to List of Certificateholders' Names and Addresses................................8
SECTION 3.8.    Maintenance of Office or Agency..........................................................9
SECTION 3.9.    Appointment of Certificate Paying Agent..................................................9
SECTION 3.10.   Certain Rights of Depositor.............................................................10
SECTION 3.11.   Book-Entry Certificates.................................................................10
SECTION 3.12.   Notices to Clearing Agency..............................................................11
SECTION 3.13.   Definitive Certificates.................................................................11
SECTION 3.14.   Authenticating Agents...................................................................11


                                                     i


                                                 ARTICLE IV

                                          ACTIONS BY OWNER TRUSTEE

SECTION 4.1.    Prior Notice to Certificateholders with Respect to Certain Matters......................12
SECTION 4.2.    Action by Certificateholders with Respect to Certain Matters............................13
SECTION 4.3.    Action by Certificateholders with Respect to Bankruptcy.................................13
SECTION 4.4.    Restrictions on Certificateholders' Power...............................................13
SECTION 4.5.    Majority Control........................................................................13

                                                 ARTICLE V

                                 APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1.    Establishment of Certificate Distribution Account.......................................13
SECTION 5.2.    Application of Trust Funds..............................................................14
SECTION 5.3.    Method of Payment.......................................................................15
SECTION 5.4.    No Segregation of Monies; No Interest...................................................15
SECTION 5.5.    Accounting and Reports to Noteholders, Certificateholders, Internal Revenue
                Service and Others......................................................................15
SECTION 5.6.    Signature on Returns; Tax Matters Partner...............................................15

                                                 ARTICLE VI

                                   AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1.    General Authority.......................................................................16
SECTION 6.2.    General Duties..........................................................................16
SECTION 6.3.    Action upon Instruction.................................................................16
SECTION 6.4.    No Duties Except as Specified in this Agreement or in Instructions......................17
SECTION 6.5.    No Action Except Under Specified Documents or Instructions..............................18
SECTION 6.6.    Restrictions............................................................................18
SECTION 6.7.    Acceptance of Trusts and Duties.........................................................18
SECTION 6.8.    Furnishing of Documents.................................................................19
SECTION 6.9.    Representations and Warranties..........................................................19
SECTION 6.10.   Reliance; Advice of Counsel.............................................................20
SECTION 6.11.   Not Acting in Individual Capacity.......................................................20
SECTION 6.12.   Owner Trustee Not Liable for Certificates or Receivables................................20
SECTION 6.13.   Owner Trustee May Own Certificates and Notes............................................21

                                                ARTICLE VII

                                COMPENSATION AND INDEMNITY OF OWNER TRUSTEE

SECTION 7.1.    Owner Trustee's Fees and Expenses.......................................................21
SECTION 7.2.    Payments to Owner Trustee...............................................................21


                                                    ii


                                                ARTICLE VIII

                                                TERMINATION

SECTION 8.1.    Termination of the Trust................................................................22
SECTION 8.2.    Prepayment of Certificates..............................................................23

                                                 ARTICLE IX

                           SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 9.1.    Eligibility Requirements for Owner Trustee..............................................24
SECTION 9.2.    Resignation or Removal of Owner Trustee.................................................24
SECTION 9.3.    Successor Owner Trustee.................................................................25
SECTION 9.4.    Merger or Consolidation of Owner Trustee................................................25
SECTION 9.5.    Appointment of Co-Trustee or Separate Trustee...........................................26
SECTION 9.6.    Compliance with Statutory Trust Statute.................................................27

                                                 ARTICLE X

                                               MISCELLANEOUS

SECTION 10.1.   Supplements and Amendments..............................................................27
SECTION 10.2.   No Legal Title to Owner Trust Estate in Certificateholders..............................28
SECTION 10.3.   Limitation on Rights of Others..........................................................28
SECTION 10.4.   Notices.................................................................................29
SECTION 10.5.   Severability............................................................................29
SECTION 10.6.   Separate Counterparts...................................................................29
SECTION 10.7.   Successors and Assigns..................................................................29
SECTION 10.8.   No Petition.............................................................................29
SECTION 10.9.   No Recourse.............................................................................29
SECTION 10.10.  Headings................................................................................30
SECTION 10.11.  GOVERNING LAW...........................................................................30


EXHIBIT A       FORM OF CLASS B CERTIFICATE............................................................A-1
EXHIBIT B       FORM OF CERTIFICATE OF TRUST...........................................................B-1

APPENDIX A      Definitions and Usage.........................................................Appendix A-1


     AMENDED AND RESTATED TRUST AGREEMENT, dated as of November 22, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), between USAA ACCEPTANCE, LLC, a Delaware limited liability company, as Depositor, having its principal office at 9830 Colonnade Blvd., Suite 600, San Antonio, Texas 78230; and WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION, a national banking association (the "Bank"), not in its individual capacity but solely as trustee under this Agreement (in such capacity, the "Owner Trustee"), having its principal corporate trust office at 300 Delaware Avenue, Wilmington, Delaware 19801 for the purpose of establishing the USAA Auto Owner Trust 2005-4.

     WHEREAS, the parties hereto intend to amend and restate that certain Trust Agreement, dated as of November 14, 2005, between the Depositor and the Owner Trustee, on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Depositor and the Owner Trustee hereby agree as follows:

                                   ARTICLE I

                             DEFINITIONS AND USAGE

     Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                  ARTICLE II

                           ORGANIZATION OF THE TRUST

     SECTION 2.1. Name. The Trust continued hereby shall be known as "USAA Auto Owner Trust 2005-4", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

     SECTION 2.2. Offices. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

     SECTION 2.3. Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

          (i) to acquire, hold and manage the Trust Property;

          (ii) to issue the Notes pursuant to the Indenture, and the Certificates pursuant to this Agreement upon the written order of the Depositor;

          (iii) in exchange for the Notes and the Certificates, to acquire the Receivables and funds in the amount of the Reserve Initial Deposit and the Yield Supplement Account Initial Deposit;

          (iv) to pay interest on and principal of the Notes and interest and distributions on the Certificates;

          (v) to Grant the Owner Trust Estate (other than the Certificate Distribution Account and the proceeds thereof) to the Indenture Trustee pursuant to the Indenture;

          (vi) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (vii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (viii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of interest and principal payments to the Noteholders and interest payments and distributions to the Certificateholders.

     The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

     SECTION 2.4. Appointment of Owner Trustee. Upon the execution of this Agreement, the Owner Trustee shall continue as trustee of the Trust, to have all the rights, powers and duties set forth herein.

     SECTION 2.5. Capital Contribution of Owner Trust Estate. As of November 14, 2005, the Depositor sold, assigned and transferred to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of such date, the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee. On the Closing Date, the Depositor shall convey to the Trust the Trust Property and the Reserve Initial Deposit and the Owner Trustee shall cause the delivery to or upon the order of the Depositor the Notes and the Certificates.

     SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that (i) the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust and (ii) for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Receivables and other assets held by the

Trust, the partners of the partnership being the Certificateholders and the Depositor, and the Notes constituting indebtedness of the partnership. The parties agree that, unless otherwise required by the appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee has filed the Certificate of Trust with the Secretary of State.

     SECTION 2.7. Liability of the Depositor and the Certificateholders. Neither the Depositor (except as otherwise provided herein) nor any Certificateholder shall have any personal liability for any liability or obligation of the Trust.

     SECTION 2.8. Title to Trust Property. Legal title to the entirety of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION 2.9. Situs of Trust. The Trust shall be administered by the Owner Trustee in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than the State of Delaware; provided, however, that nothing herein shall restrict or prohibit the Bank, the Depositor or the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The principal office of the Trust shall be in care of the Owner Trustee in the State of Delaware.

     SECTION 2.10. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

     (a) The Depositor is duly formed and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (b) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms, and the Depositor has full power and authority to sell and assign the property to be sold and assigned to, and deposited with, the Trust, and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary limited liability company action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary limited liability company action.

     (c) The Depositor has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights in general and by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

     (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound,
(ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents) or (iii) violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

     (e) There are no proceedings or investigations pending or, to the Depositor's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or (iv) which might adversely affect the federal income tax attributes, or Applicable Tax State franchise or income tax attributes, of the Notes and the Certificates.

     SECTION 2.11. Federal Income Tax Matters. The Certificateholders acknowledge that it is their intent and that they understand it is the intent of the Depositor and the Servicer that, for purposes of federal income, state and local income and franchise tax and any other income taxes, the Trust will be treated as a partnership, the Certificateholders and the Depositor will be treated as partners in that partnership, and the payments to the Certificateholders at the Class B Rate (and for the Closing Date, any excess of the aggregate Initial Certificate Balance of the Certificates over their aggregate issue price) will be treated as "guaranteed payments," within the meaning of Section 707(c) of the Code. The Depositor hereby agrees and the Certificateholders by acceptance of a Certificate agree to such treatment and each agrees to take no action inconsistent with such treatment. For purposes of federal income, State and local income and franchise tax and any other income taxes each month:

          (a) gross ordinary income of the Trust for such month as determined for federal income tax purposes shall be allocated among the Certificateholders as of the Record Date occurring within such month, in proportion to their ownership of the Certificate Balance on such date, in an amount up to the sum of (i) the Accrued Class B Certificate Interest (to the extent not otherwise includable as a guaranteed payment for such month), (ii) the portion of the market discount on the Receivables accrued during such month that is allocable to the excess, if any, of the aggregate Initial Certificate Balance over the initial aggregate issue price of the Certificates (to the extent not otherwise includable as a guranteed payment on the Closing Date), (iii) prepayment premium payable to the Certificateholders for such month and (iv) any other amounts of income payable to the Certificateholders for such month; and

          (b) thereafter all remaining net income of the Trust (subject to the modifications set forth below) for such month as determined for federal income tax purposes (and each item of income, gain, credit, loss or deduction entering into the computation thereof) shall be allocated to the Depositor, to the extent thereof.

If the gross ordinary income of the Trust for any month is insufficient for the allocations described in paragraph (a) above, subsequent gross ordinary income shall first be allocated to make up such shortfall before any allocation pursuant to paragraph (b) above. Net losses of the Trust, if any, for any month as determined for federal income tax purposes (and each item of income, gain, credit, loss or deduction entering into the computation thereof) shall be allocated to the Depositor to the extent the Depositor is reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Certificateholders as of the Record Date occurring within such month in proportion to their ownership of the Certificate Balance on such Record Date. The Trust is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Certificateholders, or as otherwise required by the Code.

                                  ARTICLE III

                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

     SECTION 3.1. Initial Beneficial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficial owner of the Trust.

     SECTION 3.2. The Certificates. (a) The Certificates shall be issued as Book-Entry Certificates, substantially in the form set forth in Exhibit A, in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof (except for one Certificate which may be issued in a denomination other than an integral multiple of $1,000).

     (b) The Certificates shall be executed on behalf of the Trust by the Owner Trustee by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Owner Trustee, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

     (c) A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.4.

     (d) Plans and persons investing on behalf of or with "plan assets" of Plans may not acquire the Certificates. However, an insurance company using the assets of its general account that include "plan assets" may purchase the Certificates if:

          (i) such insurance company is able to represent that, as of the date it acquires an interest in the Certificates, less than 25% of the assets of such general account constitute "plan assets" of a Benefit Plan Investor within the meaning of 29 C.F.R. ss.2510.3-101(f);

          (ii) such insurance company agrees that if at any time during any calendar quarter while it is holding an interest in the Certificates, 25% or more of the assets of such general account constitute "plan assets" of a Benefit Plan Investor within the meaning of 29 C.F.R. ss.2510.3-101(f), and if, at that time, no appropriate exemption or exception applies to the operation of the Trust and its assets under ERISA, such insurance company will dispose of the Certificates then held in its general account;

          (iii) neither such insurance company nor any affiliate is a Controlling Person of the Trust; and

          (iv) the purchase satisfies the conditions for relief under Section I of PTCE 95-60.

     SECTION 3.3. Authentication of Certificates. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates, in an aggregate principal balance equal to the Initial Certificate Balance, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, without further action by the Depositor, in authorized denominations. No Certificate shall entitle its Certificateholder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A hereto, executed by the Owner Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 3.4. Registration of Certificates; Transfer and Exchange of Certificates. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar. No transfer of a Certificate shall be recognized except upon registration of such transfer in the Certificate Register.

     (b) With respect to each transfer of a Certificate, the prospective transferee Certificate Owner shall be deemed to represent the following:

          (i) Either:

          (A) (x) for the entire period during which such purchaser or transferee holds its interest in the Certificates, no portion of such purchaser's or transferee's assets constitutes assets of any "employee benefit plan" within the meaning of Section 3(3) of ERISA, whether or not subject to Title I of ERISA, including any U.S. governmental or non-U.S. pension plan, or any "plan" subject to
          Section 4975 of the Code (each, a "Covered Plan") or

          (B) (1) the assets used by such purchaser or transferee to acquire the Certificates (or any interest therein) constitute assets of an insurance company general account, (2) for the entire period during which such purchaser or transferee holds its interest in the Certificates, less than 25% of the assets of such insurance company general account will constitute "plan assets" of any Covered Plan,
          (3) neither such purchaser or transferee nor any affiliate is a Controlling Person of the Trust and (4) the acquisition and holding of the Certificates by such purchaser or transferee will satisfy the requirements of PTCE 95-60 and will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

          (ii) It is, and each account (if any) for which it is purchasing Certificates is, a Person who is (A) a citizen or resident of the United States, (B) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, (C) an estate the income of which is includible gross income for United States tax purposes, regardless of its source, (D) a trust with respect to which a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of clause (A), (B), (C) or (E) of this paragraph (ii) has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Owner Trustee and the Depositor with an IRS Form W-8 ECI (and such other certifications, representations, or opinions of counsel as may be requested by the Owner Trustee or the Depositor).

          (iii) It understands that any purported transfer of any Certificate (or any interest therein) to any Person who does not meet the conditions of paragraphs (i) and (ii) above shall be, to the fullest extent permitted by law, void ab initio, and the purported transferee in such a transfer shall not be recognized by the Trust or any other Person as a Certificateholder for any purpose.

     (c) Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8 and upon compliance with any provisions of this Agreement relating to such transfer, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations and aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

     Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar, duly executed by the related Certificateholder or such Certificateholder's attorney duly authorized in writing, with such signature guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The preceding provisions of this Section 3.4 notwithstanding, the Owner Trustee shall not make and the Certificate Registrar need not register any transfer or exchange of Certificates for a period of fifteen (15) days preceding any Payment Date for any payment with respect to the Certificates.

     SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice that such Certificate has been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate, a new Certificate, of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.5, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.5 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 3.6. Persons Deemed Owners of Certificates. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving interest or distributions pursuant to this Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent shall be bound by any notice to the contrary.

     SECTION 3.7. Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Certificate Paying Agent and the Depositor, or to the Indenture Trustee, within fifteen (15) days after receipt by the Owner

Trustee of a written request therefor from the Servicer, the Certificate Paying Agent or the Depositor, or the Indenture Trustee, as the case may be, a list, in such form as the requesting party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. The Certificate Registrar shall also furnish to the Owner Trustee and the Paying Agent a copy of such list at any time there is a change therein. If three or more Certificateholders or one or more holders of Certificates evidencing not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 3.8. Maintenance of Office or Agency. The Owner Trustee shall maintain in the State of Delaware, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 3.9. Appointment of Certificate Paying Agent. The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee. Any Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be the Owner Trustee. The Certificate Paying Agent shall be permitted to resign as Certificate Paying Agent upon thirty (30) days' written notice to the Owner Trustee. In the event that the Owner Trustee shall no longer be the Certificate Paying Agent, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 6.7, 6.9, 6.10, 7.1 and 7.2 shall apply to the Certificate Paying Agent. The Owner Trustee may appoint a co-paying agent. Any reference in this Agreement to the Certificate

Paying Agent shall include any co-paying agent appointed by the Owner Trustee unless the context requires otherwise.

     SECTION 3.10. Certain Rights of Depositor. The Depositor shall be entitled to any amounts not needed on any Payment Date to make payments on the Notes or the Certificates or to make deposits to the Reserve Account pursuant to Section 4.6 of the Sale and Servicing Agreement, and to receive amounts remaining in the Reserve Account and the Yield Supplement Account following the payment in full of the aggregate principal amount of the Notes and the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Sale and Servicing Agreement to Noteholders and Certificateholders and the termination of the Trust. The Depositor may not transfer any such rights in the Reserve Account unless (i) the Owner Trustee and the Indenture Trustee shall have received an Opinion of Counsel that such transfer shall not cause the Trust to be classified as an association (or publicly traded partnership) taxable as a corporation, (ii) the transferee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions previously taken by the Depositor and (iii) the Rating Agency Condition is satisfied.

     SECTION 3.11. Book-Entry Certificates. The Certificates, upon original issuance, shall be issued in the form of typewritten Certificate or Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. The Book-Entry Certificate or Certificates shall be registered initially on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner thereof shall receive a Definitive Certificate (as defined below) representing such Certificate Owner's beneficial interest in such Certificate, except as provided in Section
3.13. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to
Section 3.13:

          (i) the provisions of this Section 3.11 shall be in full force and effect;

          (ii) the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of interest and distributions on the Book-Entry Certificates and the giving of instructions or directions hereunder) as the sole Certificateholder, and shall have no obligation to the Certificate Owners;

          (iii) to the extent that the provisions of this Section 3.11 conflict with any other provisions of this Agreement, the provisions of this Section 3.11 shall control;

          (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement;

          (v) the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants; and

          (vi) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of holders of Certificates evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Certificate Balance and has delivered such instructions to the Owner Trustee.

     SECTION 3.12. Notices to Clearing Agency. Whenever a notice or other communication to the holders of Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the Certificate Owners pursuant to Section 3.13, the Owner Trustee shall give all such notices and communications specified herein to be given to holders of Certificates to the Clearing Agency, and shall have no obligation to such Certificate Owners.

     SECTION 3.13. Definitive Certificates. With respect to any Book-Entry Certificates, if (i) the Administrator advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to such Book-Entry Certificates and the Administrator is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default or an Event of Servicing Termination, Certificate Owners with respect to Book-Entry Certificates evidencing beneficial interests aggregating not less than a majority of the Certificate Balance advise the Owner Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Owner Trustee of the occurrence of such event and of the availability of Definitive Certificates to the Certificate Owners. Upon surrender to the Owner Trustee of the typewritten Certificate or Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Owner Trustee shall execute, authenticate and deliver the Definitive Certificates in accordance with the written instructions of the Clearing Agency. None of the Trust, the Certificate Registrar or the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates to Certificate Owners, the Owner Trustee shall recognize the holders of such Definitive Certificates as Certificateholders.

     SECTION 3.14. Authenticating Agents. (a) The Owner Trustee may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Certificates in connection with issuance, transfers and exchanges under Sections 3.3, 3.4 and 3.5, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Certificates. For all purposes of this Agreement, the authentication of Certificates by an Authenticating Agent pursuant to this Section 3.14 shall be deemed to be the authentication of Certificates "by the Owner Trustee."

     (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

     (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Owner Trustee and the Depositor. The Owner Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Servicer and the Depositor. Upon receiving such notice of resignation or upon such a termination, the Owner Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Depositor and the Servicer.

     (d) The Servicer, pursuant to the Sale and Servicing Agreement, agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Section 6.4 shall be applicable to any Authenticating Agent.

                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

     SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain Matters. It is the intention of the Depositor and the Certificateholders that the powers and duties of the Owner Trustee are ministerial only and that any non-ministerial action (including the taking of any legal action) may only be taken by the Owner Trustee in accordance with this Section 4.1. With respect to the following matters, the Owner Trustee shall not take action unless, (i) at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders of record as of the preceding Record Date and the Rating Agencies in writing of the proposed action and (ii) Certificateholders holding not less than a majority of the Certificate Balance shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

     (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought by the Servicer in connection with the collection of the Receivables) and the settlement of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection by the Servicer of the Receivables);

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

     (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

     (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment would materially adversely affect the interests of the Certificateholders; or

     (e) the amendment, change or modification of the Sale and Servicing Agreement or the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or to add any provision that would not materially adversely affect the interests of the Certificateholders.

     SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee may not, except upon the occurrence of an Event of Servicing Termination subsequent to the payment in full of the Notes and in accordance with the written direction of Certificateholders holding not less than a majority of the Certificate Balance, (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Article VII thereof, (b) appoint a successor Servicer pursuant to Article VII of the Sale and Servicing Agreement, (c) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof or (d) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement.

     SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust unless the Notes have been paid in full and each Certificateholder (other than the Depositor) approves of such commencement in advance and delivers to the Owner Trustee a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

     SECTION 4.4. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     SECTION 4.5. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders holding not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by holders of Certificates evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.

                                   ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     SECTION 5.1. Establishment of Certificate Distribution Account. Pursuant to Section 4.1(c) of the Sale and Servicing Agreement, there has been established and there shall be maintained an Eligible Deposit Account, in the name of the Trust, initially at the corporate trust department of the Bank, which shall be designated as the "Certificate Distribution Account." Except as expressly provided in Section 3.9, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in the Certificate Distribution Account pursuant to the Sale and Servicing Agreement shall be applied as provided in the Basic Documents. In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of the Bank, the Servicer shall, with the Owner Trustee's assistance as necessary, cause an Eligible Account to be established as the Certificate Distribution Account within ten (10) Business Days (or such longer period not to exceed thirty (30) days as to which each Rating Agency may consent). The Certificate Distribution Account shall be established and maintained pursuant to an account agreement which specifies New York law as the governing law.

     SECTION 5.2. Application of Trust Funds. (a) On each Payment Date, the Owner Trustee shall, based on the information contained in the Servicer's Certificate delivered on the relevant Determination Date pursuant to Section
3.9 of the Sale and Servicing Agreement withdraw the amounts deposited into the Certificate Distribution Account pursuant to Sections 4.6(c) (if applicable) and 4.6(d) of the Sale and Servicing Agreement or, if applicable,
Section 5.4(b) of the Indenture on or prior to such Payment Date and make or cause to be made distributions and payments in the following order of priority:

          (i) first, to the Certificateholders, an amount equal to the Accrued Class B Certificate Interest, provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class B Certificate Interest, the amounts available shall be applied to the payment of such interest on the Certificates on a pro rata basis; and

          (ii) second, to the Certificateholders in reduction of the Certificate Balance, until the Certificate Balance has been reduced to zero; provided that if there are not sufficient funds available to reduce the Certificate Balance to zero, the amounts available shall be applied among Certificateholders to the reduction of the Certificate Balance on a pro rata basis.

     (b) On each Payment Date, the Owner Trustee shall, or shall cause the Certificate Paying Agent to, send to each Certificateholder as of the related Record Date the statement provided to the Owner Trustee by the Servicer pursuant to Section 4.10 of the Sale and Servicing Agreement with respect to such Payment Date.

     (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section 5.2. The Owner Trustee and each Certificate Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any such withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee or any Certificate Paying Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee or any Certificate Paying Agent may, in its sole discretion, withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

     SECTION 5.3. Method of Payment. Subject to Section 8.1(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if (i) such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Certificateholder's Certificates in the aggregate evidence a denomination of not less than $1,000,000, or (ii) such Certificateholder is the Depositor or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate (whether on the applicable Final Scheduled Payment Date or otherwise) will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Owner Trustee pursuant to Section 3.8.

     SECTION 5.4. No Segregation of Monies; No Interest. Subject to Sections
5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, the Indenture or the Sale and Servicing Agreement, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

     SECTION 5.5. Accounting and Reports to Noteholders, Certificateholders, Internal Revenue Service and Others. The Trust shall, based on information provided by or on behalf of the Depositor, (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its federal and State income tax returns, (c) file (or cause to be filed) such tax returns relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections, as may from time to time be required or appropriate under any applicable State or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect (or cause to be collected) any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Certificateholders. The Trust shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Trust shall not make the election provided under Section 754 of the Code.

     SECTION 5.6. Signature on Returns; Tax Matters Partner. (a) The Servicer shall prepare (or cause to be prepared) and the Depositor shall sign, on behalf of the Trust, the tax returns of the Trust, if any, unless applicable law requires a Certificateholder to sign such documents.

     (b) The Depositor shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code.

                                  ARTICLE VI

                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

     SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof and the Depositor's execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver (i) Class A-1 Notes in the aggregate principal amount of $239,000,000, (ii) Class A-2 Notes in the aggregate principal amount of $250,000,000, (iii) Class A-3 Notes in the aggregate principal amount of $352,000,000 and (iv) Class A-4 Notes in the aggregate principal amount of $235,466,000. In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action on behalf of the Trust as is permitted by the Basic Documents and which the Servicer or the Administrator directs with respect to the Basic Documents, except to the extent that this Agreement expressly requires the consent of Certificateholders for such action.

     SECTION 6.2. General Duties. Subject to Section 4.1 hereof, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Lien of the Indenture and in accordance with the provisions of this Agreement and the other Basic Documents. Notwithstanding anything else to the contrary in this Agreement, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator is required in the Administration Agreement to perform any act or to discharge such duty of the Owner Trustee or the Trust hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. Except as expressly provided in the Basic Documents, the Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables.

     SECTION 6.3. Action upon Instruction. (a) Subject to Article IV, and in accordance with the terms of the Basic Documents, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Trust.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the

Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (d) In the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Basic Document. Notwithstanding any Person's right to instruct the Owner Trustee, neither the Owner Trustee nor any agent, employee, director or officer of the Owner Trustee shall have any obligation to execute any certificates or other documents required pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder, and the refusal to comply with any such instructions shall not constitute a default or breech under any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Lien (other than the Lien of the Indenture) on any part of the Owner Trust Estate that results from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

     SECTION 6.5. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Basic Documents to which the Trust or the Owner Trust is a party and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3. Neither the Depositor nor the Certificateholders shall direct the Trustee to take any action that would violate the provisions of this Section 6.5.

     SECTION 6.6. Restrictions. The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section
2.3 or (b) that, to the actual knowledge of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income or Applicable Tax State income or franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or Applicable Tax State income or franchise tax purposes or (iii) cause the Trust or any portion thereof to be taxable as an association (or publicly traded partnership) taxable as a corporation for federal income or Applicable Tax State income or franchise tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

     SECTION 6.7. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement and the other Basic Documents to which the Owner Trustee is a party. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.9 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the instructions of any Certificateholder, the Indenture Trustee, the Depositor, the Administrator or the Servicer;

          (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or amounts payable or distributable on the Certificates;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the other Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the other Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Servicer, the Administrator, the Depositor or the Indenture Trustee under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Depositor or the Servicer under the Sale and Servicing Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.

     The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its willful misconduct, bad faith or negligence in the performance of any such act.

     SECTION 6.8. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     SECTION 6.9. Representations and Warranties. (a) The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

          (i) It is a national banking association duly organized and validly existing in good standing under the laws of the United States of America. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware State law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION 6.10. Reliance; Advice of Counsel. (a) The Owner Trustee may rely upon, shall be protected in relying upon, and shall incur no liability to anyone in acting upon, any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Basic Document.

     SECTION 6.11. Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created, Wachovia Bank of Delaware, National Association acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     SECTION 6.12. Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the

Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document, or the accuracy of any such warranty or representation, or any action of the Indenture Trustee, the Administrator or the Servicer or any subservicer taken in the name of the Owner Trustee.

     SECTION 6.13. Owner Trustee May Own Certificates and Notes. Wachovia Bank of Delaware, National Association, in its individual or any other capacity, may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Servicer, the Administrator and the Indenture Trustee in banking transactions with the same rights as they would have if it was not the Owner Trustee.

                                  ARTICLE VII

                  COMPENSATION AND INDEMNITY OF OWNER TRUSTEE

     SECTION 7.1. Owner Trustee's Fees and Expenses. The Servicer, pursuant to the Sale and Servicing Agreement, shall pay to the Owner Trustee as compensation for its services hereunder such fees as have been separately agreed upon prior to the date hereof between the Servicer and the Owner Trustee, and the Servicer pursuant to the Sale and Servicing Agreement shall reimburse the Owner Trustee for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Servicer shall indemnify the Owner Trustee pursuant to the Sale and Servicing Agreement.

     SECTION 7.2. Payments to Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                 ARTICLE VIII

                                  TERMINATION

     SECTION 8.1. Termination of the Trust. (a) The Trust shall dissolve and wind up, (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation, (ii) upon the payment to the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the terms of the Indenture, the Sale and Servicing Agreement, Article V and
Section 8.2, or (iii) upon the entry of an order for the dissolution of the Trust from a court of competent jurisdiction. Any Insolvency Event, liquidation, dissolution, death or incapacity with respect to any Certificateholder or Certificate Owner shall not (x) operate to terminate this Agreement or dissolve and/or terminate the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto. Upon dissolution of the Trust, the Owner Trustee shall wind up the business and affairs of the Trust as required by Section 3808 of the Statutory Trust Statute.

     (b) Except as provided in Section 8.1(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

     (c) Notice of any dissolution of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five (5) Business Days of receipt of notice of such dissolution from the Servicer, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment (after reservation of sums sufficient to pay all claims and obligations, if any, known to the Owner Trustee and payable by the Trust) and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to
Section 5.2. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that the Indenture Trustee is aware of no claims remaining against the Trust in respect of the Indenture and the Notes, the Owner Trustee, in the absence of actual knowledge of any other claim against the Trust, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Statutory Trust Statute.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their

Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

     (d) Upon final distribution of any funds remaining in the Trust, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(d) of the Statutory Trust Statute whereupon the Trust and this Agreement shall terminate.

     SECTION 8.2. Prepayment of Certificates. (a) The Certificates shall be prepaid in whole, but not in part, at the direction of the Servicer pursuant to Section 8.1 of the Sale and Servicing Agreement, on any Payment Date on which the Servicer exercises its option to purchase the assets of the Trust pursuant to said Section 8.1, and the amount paid by the Servicer shall be treated as collections of Receivables and applied to pay the unpaid principal amount of the Notes and the Certificate Balance plus accrued and unpaid interest (including any overdue interest, to the extent lawful) thereon. The Servicer shall furnish the Rating Agencies and the Owner Trustee notice of such prepayment. If the Certificates are to be prepaid pursuant to this
Section 8.2(a), the Servicer shall furnish notice of such election to the Owner Trustee not later than forty (40) days prior to the Prepayment Date and the Trust shall deposit by 10:00 A.M. (New York City time) on the Prepayment Date in the Certificate Distribution Account the Prepayment Price of the Certificates to be redeemed, whereupon all such Certificates shall be due and payable on the Prepayment Date.

     (b) Notice of prepayment under Section 8.2(a) shall be given by the Owner Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted immediately following receipt of notice from the Trust or Servicer pursuant to Section 8.2(a), but not later than thirty (30) days prior to the applicable Prepayment Date, to each Certificateholder as of the close of business on the Record Date preceding the applicable Prepayment Date, at such Certificateholder's address or facsimile number appearing in the Certificate Register.

     All notices of prepayment shall state:

     (i) the Prepayment Date;

     (ii) the Prepayment Price; and

     (iii) the place where such Certificates are to be surrendered for payment of the Prepayment Price (which shall be the office or agency of the Owner Trustee to be maintained as provided in Section 3.8).

     Notice of prepayment of the Certificates shall be given by the Owner Trustee in the name and at the expense of the Trust. Failure to give notice of prepayment, or any defect therein, to any Certificateholder shall not impair or affect the validity of the prepayment of any other Certificate.

     (c) Following notice of prepayment as required by Section 8.2(b), the Certificates shall on the Prepayment Date be paid by the Trust at the Prepayment Price and (unless the Trust shall default in the payment of the Prepayment Price) no interest shall accrue on the Prepayment

Price for any period after the date to which accrued interest is calculated for purposes of calculating the Prepayment Price.

                                  ARTICLE IX

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     SECTION 9.1. Eligibility Requirements for Owner Trustee. (a) The Owner Trustee shall at all times (i) be authorized to exercise corporate trust powers; (ii) have a combined capital and surplus of at least $50,000,000 and shall be subject to supervision or examination by federal or state authorities; and (iii) shall have (or shall have a parent that has) a long-term debt rating of investment grade by each of the Rating Agencies or be otherwise acceptable to the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 9.1, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.2.

     (b) The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute.

     SECTION 9.2. Resignation or Removal of Owner Trustee. (a) The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the applicable successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

     (b) If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 or resigns pursuant to Section
9.2 of this Agreement and the ineligible or non-resigning Owner Trustee shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or if at any time an Insolvency Event with respect to the Owner Trustee shall have occurred and be continuing, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

     (c) Any resignation or removal of an Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 9.2 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.3, payment of all fees and expenses owed to the outgoing Owner Trustee and the filing of a certificate of amendment to the Certificate of Trust if required by the Statutory Trust Statute. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Certificateholders, the Indenture Trustee, the Noteholders and each of the Rating Agencies.

     SECTION 9.3. Successor Owner Trustee. (a) Any successor Owner Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement. Upon the resignation or removal of the predecessor Owner Trustee becoming effective pursuant to Section 9.2, such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

     (b) No successor Owner Trustee shall accept appointment as provided in this Section 9.3 unless, at the time of such acceptance, such successor Owner Trustee shall be eligible pursuant to Section 9.1.

     (c) Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.3, the Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Servicer, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within ten (10) days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     (d) Any successor Owner Trustee appointed hereunder shall file the amendments to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

     SECTION 9.4. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee hereunder; provided that such corporation shall be eligible pursuant to Section 9.1; and provided further, that (i) the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies not less than fifteen (15) days prior to the effective date thereof and (ii) the Owner Trustee shall file an amendment to the Certificate of Trust as required by Section 9.3.

     SECTION 9.5. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this Section 9.5, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen
(15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.3.

     (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 9.6. Compliance with Statutory Trust Statute. Notwithstanding anything herein to the contrary, the Trust shall at all times have at least one trustee which meets the requirements of Section 3807(a) of the Statutory Trust Statute.

                                   ARTICLE X

                                 MISCELLANEOUS

     SECTION 10.1. Supplements and Amendments. (a) This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies and the Indenture Trustee, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement inconsistent with any other provision of this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; and provided further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

     (b) This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies and the Indenture Trustee, with the consent of (i) the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding and
(ii) the holders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders, or (ii) reduce the aforesaid percentage of the principal amount of the Notes Outstanding and the Certificate Balance required to consent to any such amendment, without the consent of all the Noteholders and Certificateholders affected thereby; and provided further, that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

     (c) Promptly after the execution of any such amendment, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

     (d) It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section 10.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     (f) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     (g) In connection with the execution of any amendment to this Agreement or any amendment to any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

     SECTION 10.2. No Legal Title to Owner Trust Estate in Certificateholders. Neither the Depositor nor the Certificateholders shall have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their beneficial interests therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their beneficial interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION 10.3. Limitation on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Administrator, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 10.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the respective Corporate Trust Office; if to the Depositor, addressed to USAA Acceptance, LLC at the address of its principal executive office first above written; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

     SECTION 10.5. Severability. Any provision of this Agreement or the Certificates that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 10.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 10.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     SECTION 10.8. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), and the Depositor solely in relation to the Trust, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenants and agrees that it will not, until after the Notes have been paid in full, institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

     SECTION 10.9. No Recourse. Each Certificateholder, by accepting a Certificate, acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

     SECTION 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 10.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                    USAA ACCEPTANCE, LLC,
                                    as Depositor


                                    By:    /s/ Edwin T. McQuiston
                                        --------------------------------
                                        Name:  Edwin T. McQuiston
                                        Title: Vice President



                                    WACHOVIA BANK OF DELAWARE,
                                    NATIONAL ASSOCIATION,
                                    as Owner Trustee


                                    By:    /s/ Sterling C. Correia
                                        --------------------------------
                                        Name:  Sterling C. Correia
                                        Title: Vice President

                                   EXHIBIT A

                          FORM OF CLASS B CERTIFICATE

     [FOR BOOK-ENTRY CERTIFICATES] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THE TRUST AGREEMENT REFERRED TO BELOW. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

$
B-__                                                   CUSIP NO. 903278 CM 9



                         USAA AUTO OWNER TRUST 2005-4

                    CLASS B 5.33% ASSET BACKED CERTIFICATE

evidencing a beneficial interest in the Trust, as defined below. The property of the Trust includes a pool of motor vehicle retail installment loans, secured by security interests in the motor vehicles financed thereby, conveyed by USAA Acceptance, LLC to the Trust. The property of the Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

(This Certificate is not a deposit, does not represent an interest in or obligation of USAA Federal Savings Bank or any of its Affiliates and is not insured by the Federal Deposit Insurance Corporation or any other entity.)

     THIS CERTIFIES THAT ___________ is the registered owner of ____________ ______________ dollars certificate principal balance of Class B 5.33% Asset Backed Certificates of USAA Auto Owner Trust 2005-4 (the "Trust") formed by USAA Acceptance, LLC, a Delaware limited liability company (the "Depositor").

     The Trust is governed pursuant to an Amended and Restated Trust Agreement, dated as of November 22, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, the "Trust Agreement"), between the Depositor and Wachovia Bank of Delaware, National Association, a national banking association, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

     This Certificate is one of the duly authorized Certificates designated as "Class B 5.33% Asset Backed Certificates" (herein called the "Class B Certificates" or "Certificates") which are issued under and are subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. Also issued under the Indenture, dated as of November 22, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Trust and JPMorgan Chase Bank, National Association, as indenture trustee (in such capacity, the "Indenture Trustee"), are the Notes designated as "Class A-1 4.40% Asset Backed Notes", "Class A-2 4.79% Asset Backed Notes", "Class A-3 4.83% Asset Backed Notes" and "Class A-4 4.89% Asset Backed Notes" (collectively, the "Notes"). The property of the Trust includes (i) a pool of motor vehicle retail installment loans for new and used automobiles and light trucks and certain rights and obligations thereunder (the "Receivables"); (ii) monies received thereunder on or after the Cut-off Date; (iii) security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Trust in the Financed Vehicles; (iv) rights to proceeds with respect to the Receivables from claims on theft, physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors; (v) all of the Seller's rights to the Receivable Files; (vi) such amounts as from time to time may be held in one or more accounts maintained pursuant to the Sale and Servicing Agreement, dated as of November 1, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, the "Sale and Servicing Agreement"), by and among the Trust, the Depositor, and USAA Federal Savings Bank, as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"); (vii) payments and proceeds with respect to the Receivables held by the Servicer; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. THE RIGHTS OF THE TRUST IN THE FOREGOING PROPERTY OF THE TRUST HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE NOTES.

     Under the Trust Agreement, there will be distributed on the 15th day of each month, or if such 15th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing December 15, 2005 to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding month (the "Record Date") such Certificateholder's percentage interest in the amount to be distributed to Class B Certificateholders on such Payment Date pursuant to the Trust Agreement. Following the occurrence and during the continuation of certain events of default under the Indenture which result in an acceleration of the Notes, no distributions or interest will be made on the Certificates until all principal and interest on the Notes has been paid in full.

     THE HOLDER OF THIS CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS AND INTEREST IN RESPECT OF THIS CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS DESCRIBED IN THE SALE AND SERVICING AGREEMENT, THE INDENTURE AND THE TRUST AGREEMENT.

     It is the intent of the Depositor, the Servicer and the Certificateholders that, for purposes of federal income, state and local income and franchise tax and any other income taxes, the Trust will be treated as a partnership, the Certificateholders (including the Depositor) will be treated as partners in that partnership, and the payments to the Certificateholders at the Class B Rate (and for the Closing Date, any excess of the aggregate Initial Certificate Balance of the Certificates over their aggregate issue price) will be treated as "guaranteed payments," within the meaning of Section 707(c) of the Code. The Depositor and the other Certificateholders by acceptance of a Certificate, each agrees to such treatment and each agrees to take no action inconsistent with such treatment.

     Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not, until after the Notes have been paid in full, institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Trust Agreement or any of the other Basic Documents.

     Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee or the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in New York, New York.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by the Owner Trustee by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Certificateholder hereof to any benefit under the Trust Agreement or be valid for any purpose.

     This Certificate shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                    USAA AUTO OWNER TRUST 2005-4

Dated: November 22, 2005             By:  Wachovia Bank of Delaware, National
                                          Association
                                          not in its individual capacity
                                          but solely as Owner Trustee



                                     By:_______________________________
                                               Authorized Officer



                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.

Dated: November 22, 2005

                                    Wachovia Bank of Delaware, National
                                    Association

                                    not in its individual capacity
                                    but solely as Owner Trustee



                                     By:_______________________________
                                               Authorized Officer

                           [REVERSE OF CERTIFICATE]

     The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Administrator, the Owner Trustee or any Affiliates of any of them other than the Trust and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality or by any other entity and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Noteholders and the Certificateholders evidencing not less than a majority of the principal amount of the Notes Outstanding and the Certificate Balance, respectively. Any such consent by the holder of this Certificate shall be conclusive and binding on such Certificateholder and on all future holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Certificateholders.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of the Certificates are registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Owner Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in Wilmington, Delaware, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     The Certificates are issuable as registered Certificates without coupons in denominations of at least $1,000 and in integral multiples of $1,000 in excess thereof (except one Certificate which may be issued in a denomination other than an integral multiple of $1,000). Certificates are exchangeable for new Certificates and authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The Certificates may be acquired only by an entity that either: (A) (x) for the entire period during which such purchaser or transferee holds its interest in the Certificates, no portion of such purchaser's or transferee's assets constitutes assets of any "employee benefit plan" within the meaning of
Section 3(3) of ERISA, whether or not subject to Title I of ERISA, including any U.S. governmental or non-U.S. pension plan, or any "plan" subject to
Section 4975 of the Code (each, a "Covered Plan") or (B) (1) the assets used by such purchaser or transferee to acquire the Certificates (or any interest therein) constitute assets of an insurance company general account, (2) for the entire period during which such purchaser or transferee holds its interest in the Certificates, less than 25% of the assets of such insurance company general account will constitute "plan assets" of any Covered Plan, (3) neither such purchaser or transferee nor any affiliate is a Controlling Person of the Trust and (4) the acquisition and holding of the Certificates by such purchaser or transferee will satisfy the requirements of PTCE 95-60 and will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

     In addition, the Certificates may not be acquired by or on behalf of a Person other than (A) a citizen or resident of the United States, (B) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, (C) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust with respect to which a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of this paragraph has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Owner Trustee and the Depositor with an IRS Form W-8 ECI (and such other certifications, representations, or opinions of counsel as may be requested by the Owner Trustee or the Depositor).

     The Trust shall dissolve (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation, (ii) upon the payment to the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the Indenture, the Trust Agreement and the Sale and Servicing Agreement, or (iii) the entry of an order for the dissolution of the Trust by a court of competent jurisdiction, and upon such dissolution any remaining assets of the Trust shall be distributed to the Depositor. The Servicer of the Receivables may at its option purchase the assets of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect an early retirement of the Notes and the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Initial Pool Balance.

                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ______________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


Attorney to transfer said Certificate on the ______________ books of the Certificate Registrar, with full power of substitution in the premises.

Dated:___________

                                                */
                              --------------------
                              Signature Guaranteed:


                                                */
                              --------------------


*/NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                   EXHIBIT B

                         FORM OF CERTIFICATE OF TRUST

                            CERTIFICATE OF TRUST OF
                         USAA AUTO OWNER TRUST 2005-4

     This Certificate of Trust of USAA Auto Owner Trust 2005-4 (the "Trust"), is being duly executed and filed by Wachovia Bank of Delaware, National Association, a national banking association, as owner trustee (the "Owner Trustee"), to form a statutory trust under the Delaware Statutory Trust Act (12 Delaware Code, ss. 3801 et seq.) (the "Act").

     1. Name. The name of the statutory trust formed hereby is USAA Auto Owner Trust 2005-4.

     2. Owner Trustee. The name and business address of the Owner Trustee is Wachovia Bank of Delaware, National Association, 300 Delaware Avenue, 9th Floor, Wilmington, DE 19801, Attention: Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                              Wachovia Bank of Delaware, National Association,
                               not in its individual capacity but solely as Owner Trustee

                              By:_________________________________
                                   Name:
                                   Title:

                                  APPENDIX A

                             Definitions and Usage



         (attached to the Sale and Servicing Agreement as Appendix A)



                                 Appendix A-1